UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2015

WISDOM HOMES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Northeast Loop 323

Tyler, TX 75708

(Address of principal executive offices) (zip code)

(800) 727-1024

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

On March 26, 2014, we entered in a Note and Stock Purchase Agreement with an investor whereby we issued a 20% Convertible Promissory Note in the face amount of $100,000, and 300,000 shares of our common stock, restricted in accordance with Rule 144, in exchange for $100,000. On May 5, 2015, and effective as of April 26, 2015, we entered into a First Amendment to 20% Convertible Secured Promissory Note pursuant to which the parties extended the maturity date of the Note from April 26, 2015, to October 31, 2015. The transaction closed on May 15, 2015, the day the executed amendment was delivered to us.

On March 28, 2014, we entered in a Note and Stock Purchase Agreement with an investor whereby we issued a 20% Convertible Promissory Note in the face amount of $100,000, restricted in accordance with Rule 144, in exchange for $100,000. On May 5, 2015, and effective as of April 28, 2015, we entered into a First Amendment to 20% Convertible Secured Promissory Note pursuant to which the parties extended the maturity date of the Note from April 28, 2015, to April 30, 2016. The transaction closed on May 15, 2015, the day the executed amendment was delivered to us. Then, on May 19, 2015, we entered into a Second Amendment to 20% Convertible Secured Promissory Note pursuant to which the parties reduced the maturity date of the Note from April 30, 2016, to October 31, 2015. This transaction closed on May 20, 2015, the day the executed amendment was delivered to us.

On September 15, 2015, we received an executed Second Amendment to 20% Convertible Secured Promissory Note, and an executed Third Amendment to 20% Convertible Secured Promissory Note, each dated July 24, 2015, pursuant to which we assigned all payments under that certain Non-Recourse Secured Promissory Note dated May 19, 2014, as amended on July 24, 2015, and executed by Platinum Technology Ventures, LLC in the principal amount of Two Hundred Thousand Dollars ($200,000), to the investors. There were eight (8) payments of Ten Thousand Dollars ($10,000) left under the Platinum Note beginning on August 20, 2015.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to 20% Convertible Secured Promissory Note dated July 24, 2015.

10.2	Third Amendment to 20% Convertible Secured Promissory Note dated July 24, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wisdom Homes of America, Inc.

Dated: September 17, 2015	By:	/s/ James Pakulis
James Pakulis
	Its:	President and Chief Executive Officer